SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2016

EXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35584	04-3139906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Network Drive, Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(781) 564-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2016, Exa Corporation issued a press release announcing its financial results for the fourth quarter and full year of fiscal 2016. The full text of the press release is attached hereto as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated March 10, 2016, entitled “Exa Reports Fourth Quarter and Full Year Fiscal 2016 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXA CORPORATION

By:	/s/ Richard F. Gilbody
Richard F. Gilbody
Chief Financial Officer

Date: March 10, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 10, 2016, entitled “Exa Reports Fourth Quarter and Full Year Fiscal 2016 Financial Results.”

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